                                                                    Exhibit 10.1













                       APOLLO INTERNATIONAL OF DELAWARE, INC.

                                1996 STOCK OPTION PLAN




                                Adopted: June 21, 1996

                            Effective Date: June 21, 1996

                       Approved by Stockholders: June 21, 1996


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                                  TABLE OF CONTENTS
                                  -----------------

Section        Subject          Page
-------        -------          ----

  1.           Title....................................... 1

  2.           Purpose..................................... 1

  3.           Definitions................................. 1

  4.           Stock Reserved for Options.................. 2

  5.           Eligibility................................. 3

  6.           Grants of Options........................... 3

  7.           Purchase Price.............................. 4

  8.           Term of Options............................. 5

  9.           Exercise of Options......................... 5

 10.           Payment for Option Shares................... 7

 11.           Administration of Plan...................... 8

 12.           Transferability of Options.................. 9

 13.           No Rights as Shareholder.................... 9

 14.           Adjustment Upon Changes in Capitalization
               and the Like................................ 9

 15.           Amendment and Termination................... 10

 16.           Effectiveness of the Plan................... 11

 17.           General Provisions.......................... 11

 18.           Governing Law............................... 12

                        APOLLO INTERNATIONAL OF DELAWARE, INC.
                        --------------------------------------
                                1996 STOCK OPTION PLAN
                                ----------------------

                                      Section 1.
                                        TITLE
                                        -----

               This plan shall be known as the "Apollo International of Delaware, Inc. 1996 Stock Option Plan."

                                      Section 2.
                                       PURPOSE
                                       -------

               The Apollo International of Delaware, Inc. 1996 Stock Option Plan establishes a method of granting options to purchase the Common Stock of the Corporation in order to encourage stock ownership by officers, directors and key management employees of the Corporation, to provide an incentive for such persons to expand and improve the profits and prosperity of the Corporation, and to assist the Corporation in attracting key personnel.

                                      Section 3.
                                     DEFINITIONS
                                     -----------

               3.1  "Board" means the Board of Directors of the Corporation.

               3.2 "Committee" means the committee appointed by the Board pursuant to Section 11.1 of the Plan.

               3.3 "Common Stock" means shares of the capital common stock of the Corporation, $.01 par value.

               3.4 "Corporation" means Apollo International of Delaware, Inc., a Delaware corporation.

               3.5 "Disability" means inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve months, as determined pursuant to Section 22(e)(3) of the Internal Revenue Code.

               3.6 "Disinterested Person" shall mean a Director who is not, during the one year prior to his or her service as an administrator of this Plan, or during such service, granted or awarded equity securities pursuant to this Plan or any other plan of the Company or any of its affiliates, except that:

                    (a) participation in a formula plan meeting the conditions in paragraph (c)(2)(ii) of Rule 16b-3 promulgated under the Securities Exchange Act shall not disqualify a Director from being a Disinterested Person;

                    (b) participation in an ongoing securities acquisition plan meeting the conditions in paragraph (d)(2)(i) of Rule 16b-3 promulgated under the Securities Exchange Act shall not disqualify a Director from being a Disinterested Person; and

                    (c) an election to receive an annual retainer fee in either cash or an equivalent amount of securities, or partly in cash and partly in securities, shall not disqualify a Director from being a Disinterested Person.

               3.7 "Employee" means a full time, salaried employee of any Participating Corporation, including an employee-officer or employee-director of any Participating Corporation. The payment of a director's fee by a Participation Corporation shall not be sufficient to constitute "employment" by the Participating Corporation.

               3.8 "Incentive Stock Option" means an Option that is an "incentive stock option" as defined in Section 422(b) of the Internal Revenue Code.

               3.9 "Internal Revenue Code" means the United States Internal Revenue Code of 1986, or any of its successors, and applicable rules and regulations promulgated thereunder, each as amended through the date of adoption of the Plan, or as each may in the future be amended and applicable to the Plan.

               3.10 "Non-qualified Stock Option" means an Option that is not an Incentive Stock Option.

               3.11 "Option" means any option granted under the Plan, including both Incentive Stock Options and Non-qualified Stock Options.

               3.12 "Option"Agreement" means any agreement pursuant to the Plan between the Corporation and an Employee regarding any Option.

               3.13 "Optionee" means an Employee to whom an Option has been granted and who has delivered to the Corporation or a Participating Corporation a signed Option Agreement pursuant to SECTION 6.6 of the Plan.

               3.14 "Option Shares" means shares of stock of the Corporation that are issued or may be required to be issued upon exercise of an Option and shares that are issued thereafter with respect to such shares, including shares issued by reason of a stock split, consolidation, dividend, stock exchange, recapitalization, reclassification or the like.

               3.15 "Participating Corporation" means the Corporation and any present or future parent or subsidiary of the Corporation that: (a) the Board elects to treat as a Participating Corporation and (b) agrees to be a Participating Corporation.

               3.16 "Plan" means this Apollo International of Delaware, Inc. 1996 Stock Option Plan.

               3.17 "Securities Exchange Act" means the Securities Exchange Act of 1934.

                                      Section 4.
                              STOCK RESERVED FOR OPTIONS
                              --------------------------

               4.1  Subject to adjustment in accordance with the provisions of
SECTION 14.1 of the Plan, 350,000 shares of Common Stock, shall be reserved for issuance upon the exercise of Options granted under the Plan.

               4.2 Any or all of the shares subject to Options under the Plan may be authorized but unissued shares of Common Stock, or issued shares of Common Stock that have been or shall have been reacquired by the Corporation, as the Board shall from time to time determine.

               4.3 If any Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Common Stock previously subject to the Option shall again be available for the purposes of the Plan.

                                      Section 5.
                                     ELIGIBILITY
                                     -----------

               5.1 The Committee may grant Incentive Stock Options only to individuals determined by the Board to be Employees who are key personnel of a Participating Corporation and who are in a position to contribute materially to the a Participating Corporation's continued growth and development and to its future financial success.

               5.2 The Committee may grant Non-qualified Stock Options to such Employees of any Participating Corporation, or to such other persons, as the Committee deems appropriate in its sole and exclusive discretion, without regard to the provisions of SECTION 5.1.

                                      Section 6.
                                  GRANTS OF OPTIONS
                                  -----------------

               6.1 The Committee shall clearly designate and identify each Option at the time it is granted as either an Incentive Stock Option or a Non-qualified Stock Option, as the case may be.

               6.2 The Committee may grant both Incentive Stock Options and Non-qualified Stock Options to the same Employee, provided that the exercise of one such Option does not in any way affect the Employee's right to exercise the other.

               6.3 Nothing contained in the Plan shall be construed to limit the right of a Participating Corporation to grant options otherwise than under the Plan for any corporate purpose, including the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation or other entity.

               6.4 The date of granting of an Option shall be the date that the Committee shall have granted the Option or such other date as the Committee, in its discretion, may specify at the time that it grants such Option.

               6.5 Upon granting an Option, the Committee shall notify the Employee to whom the Option shall have been granted and shall deliver to such Employee a written Option Agreement.

               6.6 An Option shall expire thirty (30) days after delivery to the Employee of the Option Agreement unless an Option Agreement shall have been signed by the Employee to whom the Option is granted and returned to the Corporation within such period.

               6.7 Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, Options may not be granted to an Officer or Employee Director unless the grant of such Options is authorized by, and all of the terms of such Options are determined by, a Committee that is appointed in accordance with SECTION 11.1 of this Plan and all of whose members are Disinterested Persons.

                                      Section 7.
                                    PURCHASE PRICE
                                    --------------

               7.1 Subject to SECTION 7.2 of the Plan, the purchase price of Option Shares granted under an Incentive Stock Option shall be one hundred (100%) percent of the fair market value of the Option Shares at the time of granting of the Incentive Stock Option, or such greater amount as

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the Committee, in its discretion, may fix.  If shares of Common Stock shall then be traded on a national securities exchange or "over the counter", such fair market value shall not be less than the mean of the highest and lowest sales prices or of the Common Stock upon such exchange or quoted by a recognized specialist of the Common Stock on the day on which the Incentive Stock Option shall have been granted, or if no sale shall have been made on such day, upon the next preceding day upon which such a sale shall have been made. If no sale shall have been made within one month prior or after the day on which the Incentive Stock Option shall have been granted, such fair market value shall not be less than the mean between the dealer "bid" and "ask" prices quoted by a recognized specialist of the Common Stock on the date upon which the Incentive Stock Option shall have been granted, or if no such quotation shall have been made on such day, on the next preceding day on which such a quotation shall have been made. If the shares of Common Stock are not traded either over-the-counter or on a national securities exchange at the time that an Incentive Stock Option is granted, the Committee shall determine such fair market value. In so determining the fair market value of Common Stock, the Committee shall disregard any restrictions other than a restriction that, by its terms, will never lapse.

               7.2 The purchase price of Option Shares granted under an Incentive Stock Option granted to an Employee who owns, immediately prior to the grant to such Employee of an Incentive Stock Option, stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Participating Corporation by which he is employed, or any parent or subsidiary or corporation, shall be at least one hundred ten (110%) percent of the fair market value of the Common Stock (determined in accordance with the provisions of SECTION 7.1) at the time that such Incentive Stock Option is granted. The provisions of section 424(d) of the Internal Revenue Code shall control determination of the percentage of stock ownership for the purpose of this SECTION 7.2.

               7.3 The purchase price of Option Shares granted under a Non-qualified Stock Option shall be determined by the Committee, operating in its sole and exclusive discretion, without regard to the provisions of SECTIONS 7.1 AND 7.2.

               7.4  No variable price Options shall be permitted.

                                      Section 8.
                                   TERM OF OPTIONS

               8.1 The Committee, in its discretion, may prescribe in the Option Agreement the period during which Options may be exercised, provided, that an Option shall not be

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

exercisable more than ten years from the date upon which it is granted, and, provided further, that an Incentive Stock Option granted to an Employee described in SECTION 7.2 above shall not be exercisable more than five years from the date upon which it is granted.

               8.2 In the Option Agreement, the Committee, in its discretion, may prescribe any conditions or events upon which the period during which an Option may be exercised may be shortened or terminated.

                                      Section 9.
                                 EXERCISE OF OPTIONS

               9.1 Subject to the provisions of SECTION 9.3 and section 9.9, the Committee, in its discretion, may prescribe in the Option Agreement the manner in which, the number and size of the installments (which need not be equal) for which, and the contingencies upon which an Option may be exercised during its term.

               9.2 No Option or installment thereof shall be exercisable except in respect of whole shares. Fractional share interests shall be disregarded, except that they may be accumulated. If an Optionee does not purchase all the shares that the Optionee shall be entitled to purchase in any given installment period, or if a fractional share interest shall remain, then the Optionee's right to purchase the remaining shares or fractional shares shall continue until expiration of such Option. No less than five hundred (500) shares may be purchased at one time unless the number purchased is the total number that may then be purchased under the Option.

               9.3 During any calendar year, to the extent that the aggregate fair market value of the Common Stock (determined in accordance with the provisions of SECTION 7.1 of the Plan as of the time of the grant of the incentive stock option) with respect to which incentive stock options are exercisable for the first time by the Optionee during such calendar year (under this Plan and all similar plans of the Participating Corporation by which the Optionee is employed and its parent or subsidiary corporations) exceeds One Hundred Thousand ($100,000) Dollars, then such option shall be treated as Non-Qualified Stock Options. In making such determination, options shall be taken into account in the order in which they are granted.

               9.4 Except as otherwise provided in SECTIONS 9.5, 9.6 AND 9.7, no Incentive Stock Option may be exercised unless the Optionee is an Employee at the time of exercise or the Optionee ceased to be an Employee within three (3) months prior to the time of exercise. Incentive Stock Options granted under the Plan shall not be affected by any change

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

of nature of the Optionee's employment so long as the Optionee continues to be an Employee. Option Agreements may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence. Nothing in the Plan, or in any Option Agreement, or any Option, shall confer upon any individual any right to continue in the employ of any Participating Corporation, or shall interfere in any way with the right of any Participating Corporation to terminate the employment of any person at any time.

               9.5 If the holder of an Incentive Stock Option retires at the normal retirement date as prescribed from time to time under any policy of the Participating Corporation by which he is employed then in force, or at any other date with the consent of such Participating Corporation or under any policy of such Participating Corporation then in force, he may exercise his Incentive Stock Option at any time within three months after such retirement, to the extent of the number of shares that shall have been purchasable by him on the date of his retirement.

               9.6 If the holder of an Incentive Stock Option ceases to be employed by a Participating Corporation because of Disability, he may exercise his Incentive Stock Option within twelve months from the date of such termination of his employment, to the extent of the number of shares that shall have been purchasable by him on the date his employment terminated.

               9.7 If the holder of an Incentive Stock Option dies (a) while he is an Employee, (b) within three months after termination of his employment on account of his retirement (other than by death), or (c) within twelve months after termination of his employment on account of Disability, his legatee or legatees or his personal representatives or distributees (collectively, "legal representatives") may exercise his Incentive Stock Option to the extent of the number of shares that shall have been purchasable by the Optionee on the date of death.

               9.8 The Committee, in its discretion, shall determine the extent, if any, to which the holder of a Non-qualified Stock Option may exercise said Option upon his retirement or Disability, or to which a legal representative of a deceased holder of a Non-qualified Stock Option may exercise said Option after the death of the holder.

               9.9 Notwithstanding the foregoing, unless otherwise provided in any Option, each outstanding Option shall become immediately fully exercisable:

                              (a) if there occurs any transaction (which shall
               include a series of transactions occurring within 60


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

               days or occurring pursuant to a plan), that has the result that shareholders of the Company immediately before such transaction cease to own at least 51 percent of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                         (b) if the shareholders of the Company shall approve a
                    plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                         (c) if the shareholders of the Company shall approve a
                    plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

                                     Section 10.
                              PAYMENT FOR OPTION SHARES

               10.1. Upon exercise of an Incentive Stock Option, the purchase price of the Common Stock subject to such Incentive Stock Option shall be paid in full in cash or by certified or bank cashier's check, or by transfer to the Corporation by the Optionee of stock of the Corporation owned by the Optionee having a fair market value, on the date of such a transfer, equal to the purchase price of the Common Stock subject to the Incentive Stock Option.

               10.2 The means of payment for Option Shares purchased under a Non-qualified Stock Option shall be determined by the Committee, operating in its sole discretion.

               10.3 The proceeds received from a sale of Option Shares pursuant to exercise of Options shall be added to the general funds of the Corporation and used for such of its corporate purposes as the Committee shall determine.

                                     Section 11.
                              ADMINISTRATION OF THE PLAN

               11.1 The Plan shall be administered by a committee appointed by the Board ("the Committee"), which shall consist of two or more members of the Board, each of whom shall be Disinterested Persons to the extent required by SECTION 6.7 The membership of the Committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3 promulgated under the Securities Exchange Act. The Committee shall serve at the pleasure of the Board and shall have the powers designated

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

herein and such other powers as the Board may from time to time confer upon it.

               11.2 Subject to the express provisions of the Plan, the Committee shall have the plenary authority in its discretion to: (a) grant or refrain from granting Options; (b) determine the individuals to whom, and the time or times at which, Options shall be granted; the type of Option to be granted; the number of shares of Common Stock to be subject to each Option; the class of shares of Common Stock to be subject to each Option; and the purchase price of the Common Stock subject to each Option; (c) interpret the Plan; (d) prescribe, amend and rescind rules and regulations relating to the Plan; (e) determine the terms, conditions and provisions of all Option Agreements entered into pursuant to the Plan (which need not be identical); and (f) make all other determinations necessary or advisable for administration of the Plan.

               11.3 The Committee's determinations of all matters referred to the Committee's discretion shall be final and conclusive. In making such determinations, the Committee may take into account such factors as the Committee, in its discretion, may deem relevant, including the nature of the services rendered by the individuals involved and the present and potential contributions of such individuals to the success of the Corporation.

               11.4 No member of the Committee shall be entitled to participate in the Plan.

               11.5 Except as the Board may otherwise determine, the Committee may make rules for the conduct of its business, but, unless otherwise provided by the Board or in such rules, its business shall, to the greatest extent possible, be conducted in the same manner as is provided by the By-Laws of the Corporation for the Board.

               11.6 No member of the Board or the Committee, nor of the board of directors of any Participating Corporation, nor any officer, director, employee or agent of the Corporation or any Participating Corporation, shall be liable for any action or determination made, or other action taken, in good faith with respect to the Plan or any Option.

                                     Section 12.
                              TRANSFERABILITY OF OPTIONS

               12.1 No Incentive Stock Option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and an Incentive Stock Option may be exercised, during the lifetime of the Optionee, only by him.



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

               12.2 The Committee, operating in its sole and exclusive discretion, shall determine the restrictions, if any, on transferability of Non-qualified Stock Options without regard to the provisions of SECTION 12.1.

               12.3 Each Option Agreement shall contain a warranty and representation by the Optionee that the Optionee is taking the Option for his own account and not with a view to its resale, distribution or division among others.

               12.4 Each Option Agreement may contain such provisions consistent with this Plan as the Committee, in its discretion, may determine to be appropriate for redemption by the Corporation, or other disposition, of all Option Shares received by the Optionee (or his legal representatives), notwithstanding any tax consequences to the Optionee of such redemption or other disposition.

                                     Section 13.
                               NO RIGHTS AS SHAREHOLDER

               The holder of an Option shall have none of the rights of a shareholder with respect to the Option Shares until such shares shall have been issued to him upon exercise of his Option in accordance with the terms of the Plan.

                                     Section 14.
               ADJUSTMENTS UPON CHANGES IN CAPITALIZATION AND THE LIKE

               14.1 If any change in the outstanding Common Stock of the Corporation by reason of stock dividends, stock splits, subdivisions, exchanges of shares, or recapitalizations, is effected after the effective date of the Plan without receipt of consideration by the Corporation, then the aggregate number of shares reserved for issuance upon the exercise of Options granted under the Plan shall be appropriately adjusted by the Board, whose determination shall be conclusive. Each Option Agreement may contain such provisions as the Committee, in its discretion, shall determine to be appropriate for adjustment of the number of Option Shares and of the purchase price provided for in such Option. Any such adjustments may provide for elimination of any fractional shares that might otherwise become subject to any Option.

               14.2 Each Option Agreement may contain such provisions as the Committee, in its discretion, shall determine to be appropriate for the termination of, adjustment in or vesting or repurchase of shares and Options, in the event of the dissolution or liquidation of the Corporation, or upon any consolidation or merger involving the Corporation, or upon sale or transfer of all or substantially all of the assets of the Corporation, or upon exchange by the

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stockholders of the Corporation of 80% or more of the shares of the Corporation for securities of another entity.

               14.3 Existence of any Option shall not in any way prevent any Participating Corporation from engaging in any of the transactions described in this SECTION 14, nor shall it confer any rights upon the holder of any such Option to participate in any such transaction, except those expressly conferred by the Plan and the Option Agreement pursuant to which such Option shall have been granted.

               14.4 Nothing contained in this Plan shall prevent the assumption of an Option, or the substitution of a new option for an Option, by any corporation, or the parent or subsidiary of any corporation, that becomes the employer of an Optionee by reason of a merger, consolidation, acquisition, reorganization or liquidation; provided, however, that with respect to an Incentive Stock Option, the following additional conditions are applicable:

                         (a) the excess of the aggregate fair market value of the shares subject to the option immediately after the substitution or assumption over the aggregate option price of such shares is not more than the excess of the aggregate fair market value of the Option Shares immediately before such substitution or assumption over the aggregate purchase price of the Option Shares; and

                         (b) the new option or the assumption of the old Option does not give the Optionee additional benefits that the Optionee did not have under the old Option.

                                     Section 15.
                              AMENDMENT AND TERMINATION

               15.1 Unless the Plan shall have been terminated sooner, the Plan shall terminate on, and no Option shall be granted after the earlier of the tenth (10th) anniversary of: (a) the date upon or as of which the Plan is adopted, or (b) the date upon which the Plan is approved by the shareholders of the Corporation.

               15.2 The shareholders of the Corporation may terminate, modify or amend the Plan at any time.

               15.3 The Board also may terminate, modify or amend the Plan at any time, provided that, without the approval of the shareholders of the Corporation, the Board shall not (a) materially increase the maximum number of shares as to which Options may be granted under the Plan (except as the number provided in SECTION 4.1 may be adjusted from time to time in accordance with SECTION 14.1), (b) materially increase the benefits accruing to participants under the

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

Plan, or (c) materially modify the eligibility requirements for participation in the Plan.

               15.4 Except as may be set forth in a Plan Agreement, no termination, modification or amendment of the Plan shall adversely affect the rights of any Optionee under an Option Agreement without such Optionee's consent.

                                     Section 16.
                              EFFECTIVENESS OF THE PLAN

               The Plan shall become effective only upon adoption by the Board and approval by the shareholders of the Corporation within twelve (12) months before or after the date of such adoption by the Board.

                                     Section 17.
                                  GENERAL PROVISIONS


               17.1 As it is the intent of the Company that the Plan comply in all respects with Rule 16b-3 promulgated under the Securities Exchange Act ("Rule 16b-3"), any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Committee may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

               17.2 The Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under Section 422 of the Code. If any provision of the Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.


               17.3 No Option Shares shall be issued hereunder unless counsel for the Corporation shall be satisfied that such issuance will be in compliance with applicable federal, state and other securities laws and regulations.

               17.4 It shall be a condition to the obligation of the Corporation to issue Option Shares upon exercise of an Option, that the Optionee (or any beneficiary or person entitled to act under SECTIONS 9.2 OR 9.2) pay to the Corporation, upon its demand, such amount as may be requested by the Corporation for the purpose of satisfying

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any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Corporation may refuse to issue Option Shares.

               17.5  The expense of the Plan shall be borne by the Corporation.

               17.6 The Plan shall be unfunded. The Corporation shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares upon exercise of any Option under the Plan and issuance of shares upon exercise of Options shall be subordinate to the claims of the Corporation's general creditors.

               17.7 By accepting any Option or other benefit under the Plan, each Optionee and each person claiming under or through such person shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Corporation or the Committee.

                                     Section 18.
                                    GOVERNING LAW

               This Plan shall be governed by and construed under the laws of the State of Florida.